                                                                                                                           ASAFSUPP1003

                                                        American Skandia Trust
                                 Supplement dated November 4, 2003 to the Prospectus dated May 1, 2003

Effective  October 15, 2003,  Michael  Heyman and Mark Lattis  replaced  Jeff  Morris,  Sean Katof and Robert  Hickey as the  portfolio managers of the AST INVESCO Capital Income Portfolio.

         Accordingly, the section of the Prospectus entitled "Management of the Trust - Sub-advisors - INVESCO Funds Group, Inc."
(page 124) is amended by deleting the second paragraph and replacing it with the following:

         The portfolio managers responsible for the day-to-day management of the AST INVESCO Capital Income Portfolio are Michael
Heyman and Mark Lattis.  Mr. Heyman has served as Co-Manager of the Portfolio since October 2003 and is a portfolio manager on the
INVESCO-NAM Portfolio Group. He joined INVESCO-NAM in 1993.  Mr. Lattis has served as Co-Manager of the Portfolio since October 2003 and is a portfolio manager of the INVESCO-NAM Portfolio Group.  He joined INVESCO-NAM in 1996.